As filed with the Securities and Exchange Commission on March 6, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 23, 1997


                                  CAPITAL TRUST
             (Exact Name of Registrant as Specified in its Charter)

California                                             1-8063                                          94-6181186
-----------------------------------------------------------------------------------------------------------------
(State or other                                      (Commission                                 (I.R.S. Employer
jurisdiction of                                      File Number)                             Identification No.)
incorporation)




605 Third Avenue, 26th Floor
New York, NY                                                                                              10016
-----------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                                 (Zip Code)


                                                  (212) 655-0220
-----------------------------------------------------------------------------------------------------------------
                               (Registrant's telephone number, including area code)


-----------------------------------------------------------------------------------------------------------------
                           (Former name or former address, if changed since last report)

ITEM 2.           Acquisition or Disposition of Assets

         Item 2 is hereby amended as follows:

         On December 23, 1997, the Registrant purchased with existing cash a $62.6 million mortgage loan obligation (the "Cortlandt Mortgage Loan") from Credit Suisse First Boston Corporation ("CSFB") at a premium of approximately 102%. The Cortlandt Mortgage Loan is secured by a first mortgage on an approximately 668,000 square foot office and retail property located at 22 Cortlandt Street in New York City (the "Cortlandt Property").

         With the acquisition of the Cortlandt Mortgage Loan, the Registrant acquired an outstanding loan of approximately $47.3 million, representing the funded portion of the loan obligation, and assumed an obligation to make additional advances of approximately $15.3 million, representing the unfunded portion of the loan obligation, to fund reserves for interest, tenant improvements, and leasing commissions.

         The Cortlandt Mortgage Loan, which matures in January 2001, bears interest at a fixed spread over LIBOR for its term. Prepayment of the Cortlandt Mortgage Loan is permitted during the entire loan period. The Cortlandt Mortgage Loan is subject to a prepayment penalty during the first eighteen months of the loan and carries no prepayment premium or penalty for the final eighteen months of the loan. A specified fee is due from the borrower to the Registrant upon the satisfaction of the Cortlandt Mortgage Loan.

         In assessing the Cortlandt Property underlying the Mezzanine Loan, the Registrant considered several material factors, including, but not limited to those described below.

         With respect to sources of revenue, the Registrant considered the Cortlandt Property's occupancy rate of 82.5% as compared to the overall sub-market occupancy rate of approximately 91%; the Cortlandt Property's average annual rental rate of approximately $17 per occupied square foot (including the retail space) and an average annual rental rate of approximately $22 per occupied square foot for office space as compared to competitive office rental rates in the sub-market ranging from $22 to $26 per square foot, and the principal businesses, occupations, and professions of the tenants operating at the Cortlandt Property, including tenants such as Century 21, a retail tenant, which occupies approximately 22% of the Cortlandt Property (with a lease expiration beyond 50 years, a base rental rate which is below comparable base rental rates in the marketplace, and no renewal options), the State of New York, an office tenant, which occupies approximately 13% of the Cortlandt Property (with leases expiring between 2000 and 2002, a base rental rate which compares favorably to the marketplace, and no renewal options), and the Municipal Credit Union, an office tenant, which occupies approximately 10% of the Cortlandt Property (with a lease expiration date which is no earlier than 2014, a base rental rate which compares favorably to the marketplace, and one five-year extension option).

         During the next four years, three leases representing approximately 48,000 square feet or approximately 7% of the Cortlandt Property will mature. These leases represent approximately $1.4 million of gross revenue per annum or approximately 17% of the 1998 estimated annual gross revenue of the Cortlandt Property.

         With respect to factors relating to expenses, the Registrant considered: the utility rates at the Cortlandt Property for electricity, steam and water and sewer which are comparable to utility rates for similar properties; the taxes at the Cortlandt Property which were comparable to tax rates for similar properties; maintenance and operating expenses which were in line for similar properties which are operated and maintained in a professional manner; and the recent expenditures for tenant improvement installations at the Cortlandt Property.

         After reasonable inquiry, the Registrant is not aware of any material factors relating to the Cortlandt Property underlying the Loan that would cause the reported financial information herein not to be indicative of future operating results.

ITEM   7.        Financial   Statements,   Supplemental   Financial
                 Information and Exhibits.

         (a)      Financial Statements of the Cortlandt Property

                  Audited financial statements of the owner of the Cortlandt Property securing the Cortlandt Mortgage Loan reported in Item 2 herein and in the Registrant's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on January 7, 1998, are included herein in accordance with the instructions to Form 8-K as indicated in the following index to the financial statements.

                          Index to Financial Statements

                                                                                                 Page

Independent Auditors' Report.....................................................................  F1
Statement of Revenue and Certain Operating Expenses for the year ended
      December 31, 1997........................................................................... F2
Notes to Financial Statements..................................................................... F3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAPITAL  TRUST
                                              (Registrant)



Date: March 6, 1998                         By:        /s/ Edward L. Shugrue III
                                                 -------------------------------
                                                 Name:   Edward L. Shugrue III
                                                 Title:  Chief Financial Officer

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT



To the Members of
   ASC-CSFB II, LLC

I have audited the accompanying statement of revenue and certain operating expenses (described in Note 2) of ASC- CSFB II, LLC (A Limited Liability Company) for the year ended December 31, 1997. This financial statement is the responsibility of the Limited Liability Company's management. My responsibility is to express an opinion on the financial statement based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not intended to be a complete presentation of the Limited Liability Company's revenue and certain expenses.

In my opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses of ASC-CSFB II, LLC for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


/s/ Herbert W. Brody


New York, NY
February 9, 1998


                                ASC-CSFB II, LLC
               Statement of Revenue and Certain Operating Expenses
                      For the Year Ended December 31, 1997


REVENUES:
   Base rents                                                                                            $ 6,350,700
   Other revenue from tenants                                                                                986,100
   Interest                                                                                                   59,500
                                                                                                           ---------
                 Total operating revenues                                                                  7,396,300

CERTAIN OPERATING EXPENSES:
   Utilities                                                                                               1,810,300
   Operating                                                                                               1,496,500
   Wages and related expenses                                                                                555,600
   Real estate taxes                                                                                       1,333,100

   Marketing                                                                                                 223,000
   Management                                                                                                211,900
   Administrative                                                                                            171,600
                                                                                                           ---------
                 Total certain operating expense                                                           5,802,000

REVENUES IN EXCESS OF CERTAIN                                                                            $ 1,594,300
                                                                                                           ---------
   OPERATING EXPENSES














         The accompanying notes are in integral part of this statement.

                                ASC-CSFB II, LLC
          NOTES TO STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
                      For the Year Ended December 31, 1997




1.     ORGANIZATION:

         ASC-CSFB II, LLC, a Limited Liability Company, held title to an office building located at 22 Cortlandt Street in New York City.

         A breakdown of the occupied space as of December 31, 1997 is as follows:

                 Retail                                                26%
                 Office                                                74%

2.     BASIS OF PRESENTATION:

         The accompanying statement of revenue and certain operating expenses for the year ended December 31, 1997 excludes certain expenses such as interest, ground rent, depreciation and amortization, and other costs not directly related to the operations of the Limited Liability Company, in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       (a) The financial statement is presented on the accrual basis of accounting.

       (b) Rentals from tenants with scheduled rent increases and rent abatements are recognized as revenue on a straight line basis over the respective lease term.

4.     REAL ESTATE TAXES:

         Real estate taxes consist of the following:

               Second half of 1996-1997 real estate taxes                                     $   847,700
               First half of 1997-1998 real estate taxes                                          816,600
               Refund of prior year real estate tax                                             ( 162,100)
               Refund of current year real estate tax                                           (  97,700)
               Charge to purchaser of building of a portion
               of first half of 1997-1998 tax bill                                              (  71,400)
                                                                                                 ---------
                                                                                               $1,333,100
       Real estate tax expense


5.     FUTURE MINIMUM RENTALS:

         Future minimum rentals to be received under noncancellable leases are as follows:

Year ending December 31 -
         1998                                                                         $  6,284,000
         1999                                                                            8,656,000
         2000                                                                            8,725,000

                                ASC-CSFB II, LLC
          NOTES TO STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
                      For the Year Ended December 31, 1997


         2001                                                                            8,051,000
         2002                                                                            5,921,000
         Future years                                                                  100,421,000
                                                                                       -----------

               Total future minimum rentals                                           $138,058,000

         One tenant in the building has future minimum lease payments in excess of 42% of the total future minimum rentals. Management does not believe this represents a credit risk.

6.       SALE OF BUILDING:

         On December 16, 1997 the Limited Liability Company sold the office building to an unrelated third party. In connection with the sale prorations of various income and expense items were calculated as of December 14, 1997. These prorations are included in the accompanying statement.